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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      September 28, 1998
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


        1-1175                                            31-4156620
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(Commission File Number)                      (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                                  77002
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(Address of Principal Executive Offices)                             (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

On September 28, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that its offer to acquire TLG plc (Thorn Lighting Group) for approximately $535 million has expired and will not be extended. The Company announced its offer on September 4, 1998, but a week later a rival bidder made an offer to acquire TLG plc for approximately $585 million.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1   Company Press Release dated September 28, 1998 titled
                "Cooper Industries Will Not Top Rival Bid for Thorn Lighting."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COOPER INDUSTRIES, INC.

                                               (Registrant)



Date:  September 28, 1998                      /s/ Diane K. Schumacher
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                                               Diane K. Schumacher
                                               Senior Vice President,
                                               General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit No.

99.1 Company Press Release dated September 28, 1998 titled "Cooper Industries Will Not Top Rival Bid for Thorn Lighting."


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